Exhibit 99.1
JONES DAY
222 East 41st Street
New York, New York 10017
Telephone: (212) 326-3939
Facsimile: (212) 755-7306
Corinne Ball (CB 8203)
Richard H. Engman (RE 7861)
JONES DAY
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Telephone: (216) 586-3939
Facsimile: (216) 579-0212
Heather Lennox (HL 3046)
Carl E. Black (CB 4803)
Ryan T. Routh (RR 1994)
JONES DAY
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309-3053
Telephone: (404) 521-3939
Facsimile: (404) 581-8330
Jeffrey B. Ellman (JE 5638)
Attorneys for Debtors
     and Debtors in Possession
UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

:
In re		: Chapter 11
:
: Case No. 06-10354 (BRL)
:
Dana Corporation, et al.,		: (Jointly Administered)
	Debtors.	:
:

MONTHLY OPERATING REPORT FOR DANA CORPORATION AND ITS AFFILIATED DEBTORS FOR THE MONTH OF MARCH 2007

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE:           Burton R. Lifland
CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT
PERIOD COVERED: March 1, 2007 — March 31, 2007

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$ 480 million

Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET LOSS:
Jones Day	$ (37) million

222 East 41st Street

New York, NY 10017

REPORT PREPARER:

/s/ Kenneth A. Hiltz	CHIEF FINANCIAL OFFICER

SIGNATURE OF REPORT PREPARER	TITLE

KENNETH A. HILTZ	May 11, 2007

PRINTED NAME OF REPORT PREPARER	DATE
The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are unaudited and subject to revision.

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: March 1, 2007 — March 31, 2007

Debtors:	Case Number:
Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
March 2007
Index

Page
Financial Statements
Condensed Statement of Income (Loss) with Dana Credit Corporation (DCC) on an Equity Basis (Unaudited) - Month of March 2007 and for the Three Months ended March 31, 2007	4
Condensed Balance Sheet with DCC on an Equity Basis (Unaudited) — March 31, 2007	5
Condensed Statement of Cash Flows with DCC on an Equity Basis (Unaudited) — Month of March 2007 and for the Three Months ended March 31, 2007	6

Notes to Monthly Operating Report

Note 1. Basis of Presentation	7
Note 2. Reorganization Proceedings	9
Note 3. Financing	10
Note 4. Liabilities Subject to Compromise	12
Note 5. Reorganization Items	13
Note 6. Post-petition Accounts Payable	13

Schedules

Schedule 1. Cash Disbursements by Debtors	14
Schedule 2. Payroll Taxes Paid	15
Schedule 3. Post-petition Sales, Use and Property Taxes Paid	16
Other Information
While Dana Corporation (Dana) continues its reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), investments in Dana securities are highly speculative. Although shares of Dana common stock continue to trade on the OTC Bulletin Board under the symbol “DCNAQ,” the trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan. The opportunity for any recovery by holders of Dana’s common stock under such reorganization plan is uncertain, and Dana’s shares may be cancelled without any compensation pursuant to such plan.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF INCOME (LOSS)
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	March 31, 2007	March 31, 2007
	(in millions)
Net sales	$786	$2,145
Costs and expenses
Cost of sales	718	2,043
Selling, general and administrative expenses	39	96
Realignment charges	11	19
Other income, net	14	42

Income from operations	32	29
Interest expense (contractual interest of $16 in March and $45 year to date)	7	18
Reorganization items, net	10	37

Income (loss) before income taxes	15	(26)
Income tax expense (benefit)	(3)	15
Minority interest	1	3
Equity in earnings of affiliates	2	8

Income (loss) from continuing operations	19	(36)
Loss from discontinued operations	(56)	(56)

Net loss	$(37)	$(92)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

March 31, 2007
(in millions)
Assets
Current assets
Cash and cash equivalents	$1,197
Accounts receivable
Trade	1,334
Other	265
Inventories	729
Assets of discontinued operations	206
Other current assets	141

Total current assets	3,872
Investments and other assets	998
Investments in equity affiliates	408
Property, plant and equipment, net	1,731

Total assets	$7,009

Liabilities and Shareholders’ Deficit
Current liabilities
Notes payable, including current portion of long-term debt	$993
Accounts payable	1,051
Liabilities of discontinued operations	144
Other accrued liabilities	741

Total current liabilities	2,929

Liabilities subject to compromise	4,340

Deferred employee benefits and other noncurrent liabilities	510
Long-term debt	14
Minority interest in consolidated subsidiaries	77

Shareholders’ deficit	(861)

Total liabilities and shareholders’ deficit	$7,009

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	March 31, 2007	March 31, 2007
	(in millions)	(in millions)
Operating activities
Net loss	$(37)	$(92)
Depreciation and amortization	23	69
Loss on sale of businesses	27	14
Increase in working capital	(24)	(55)
Unremitted equity in earnings of affiliates	(2)	(8)
Other	8	33

Net cash flows used for operating activities	(5)	(39)

Investing activities
Purchases of property, plant and equipment	(15)	(39)
Proceeds from sale of assets	277	303

Net cash flows provided by investing activities	262	264

Financing activities
Net change in short-term debt	(5)	67
Proceeds from DIP Credit Agreement		200

Net cash flows provided by (used for) financing activities	(5)	267

Net increase in cash and cash equivalents	252	492
Cash and cash equivalents — beginning of period	945	705

Cash and cash equivalents — end of period	$1,197	$1,197

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
DEBTOR IN POSSESSION
NOTES TO MONTHLY OPERATING REPORT
(Dollars in millions)
Note 1. Basis of Presentation
General
     Dana and its consolidated subsidiaries are a leading supplier of axle, driveshaft, engine, structural, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
     On March 3, 2006 (the Filing Date), Dana and forty of its wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report. Neither DCC and its subsidiaries nor any of Dana’s non-U.S. subsidiaries are Debtors. See Note 2 for more information about the reorganization proceedings.
     This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee) and to the lenders under the DIP Credit Agreement which is discussed in Note 3. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
Case Number: 06-10354 (BRL) (Jointly Administered)

Accounting Requirements
     The condensed financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.
Financial Statements Presented
     The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its Debtor and non-Debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, inter-company transactions with DCC have not been eliminated in these financial statements and are presented as intercompany loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in format with the financial information required to be provided to the lenders under the DIP Credit Agreement and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
     For consolidated financial statements for Dana and its consolidated subsidiaries prepared in conformity with GAAP and the notes thereto, see Dana’s Annual Report on Form 10-K for the year ended December 31, 2006 (the 2006 Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, which have been filed with the U.S. Securities and Exchange Commission.
     The condensed statements of income (loss) and cash flows presented herein are for the month and the three months ended March 31, 2007. “Schedule 1. Cash Disbursements by Debtors” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of March 1, 2007 to March 31, 2007.
     The condensed financial statements presented herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments and adjustments that are consistent with those made for financial statements prepared in accordance with GAAP. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
     Although the financial information used in the preparation of this report was subjected to the procedures customarily applied in the preparation of Dana’s quarterly financial information prepared in accordance with GAAP, such procedures were not directed at the specific periods presented in this report. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations in this report are not necessarily indicative of results which may be expected for any other period or the full year and may not be representative of Dana’s consolidated results of operations, financial position and cash flows in the future.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 2. Reorganization Proceedings
     The Debtors are managing their businesses in the ordinary course as debtors in possession, subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
     Official committees of the Debtors’ unsecured creditors and retirees not represented by unions have been appointed in the Bankruptcy Cases and, in accordance with the provisions of the Bankruptcy Code, have the right to be heard on all matters that come before the Bankruptcy Court. The Debtors are required to bear certain of the committees’ costs and expenses, including those of their counsel and other professional advisors. An official committee of Dana’s equity security holders was appointed and subsequently disbanded.
     The Debtors have received approval from the Bankruptcy Court to pay or otherwise honor certain of their pre-petition obligations, subject to certain restrictions, including employee wages, salaries, certain benefits and other employee obligations; claims of foreign vendors and certain suppliers that are critical to the Debtors’ continued operation; and certain customer program and warranty claims.
     Under the Bankruptcy Code, the Debtors have the right to assume or reject executory contracts (i.e., contracts that are to be performed by both contract parties after the Filing Date) and unexpired leases, subject to Bankruptcy Court approval and other limitations. In this context, “assuming” executory contracts or unexpired leases generally means that the Debtors will agree to perform their obligations and cure certain existing defaults under the contracts or leases and “rejecting” them means that the Debtors will be relieved of their obligations to perform further under the contracts or leases, which may give rise to an unsecured pre-petition claim for damages for the breach thereof. Since the Filing Date, the Bankruptcy Court has authorized the Debtors to assume or reject certain unexpired leases and executory contracts.
     The Debtors filed their initial schedules of assets and liabilities existing on the Filing Date with the Bankruptcy Court in June 2006 and amendments to certain of these schedules in July and November 2006. The Bankruptcy Court set September 21, 2006 as the general bar date (the date by which most entities that wished to assert a pre-petition claim against a Debtor had to file a proof of claim in writing). Asbestos-related personal injury and wrongful death claimants were not required to file proofs of claim by the bar date, and such claims will be addressed as part of the Chapter 11 proceedings. The Debtors are now in the process of evaluating, investigating and reconciling the claims that were submitted. The Debtors have objected to multiple claims and expect to file additional claim objections with the Bankruptcy Court. Pre-petition claims are recorded as liabilities subject to compromise. Amounts and payment terms for these claims, if applicable, will be established in connection with the Bankruptcy Cases. See Note 4 for more information about liabilities subject to compromise.
Case Number: 06-10354 (BRL) (Jointly Administered)

     In August 2006, the Bankruptcy Court entered an order establishing procedures for trading in claims and equity securities which is designed to protect the Debtors’ potentially valuable tax attributes (such as net operating loss carryforwards). Under the order, holders or acquirers of 4.75% or more of Dana stock are subject to certain notice and consent procedures prior to acquiring or disposing of Dana common shares. Holders of claims against the Debtors that would entitle them to more than 4.75% of the common shares of reorganized Dana under a confirmed plan of reorganization utilizing the tax benefits provided under Section 382(l)(5) of the Internal Revenue Code may be subject to a requirement to sell down the excess claims if necessary to implement such a plan of reorganization.
     The Debtors have the exclusive right to file a plan of reorganization in the Bankruptcy Cases (the exclusivity period) until September 3, 2007.
Taxes
     Income taxes are accounted for in accordance with SFAS No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on a history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. federal deferred tax assets in 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses.
     The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all pre-petition and post-petition taxes when due from before and after the Filing Date. See “Schedule 2. Payroll Taxes Paid” and “Schedule 3. Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Contractual Interest Expense
     Contractual interest expense includes amounts relating to debt subject to compromise which is no longer recognized in the statement of income (loss) in accordance with SOP 90-7. The contractual interest that was not recognized was $9 for the month of March 2007 and $27 for the three months ended March 31, 2007.
Note 3. Financing
DIP Credit Agreement
     Dana, as borrower, and its Debtor U.S. subsidiaries, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc., as agent, initial lender and an issuing bank, and with Bank of America, N.A. and JPMorgan Chase Bank, N.A., as initial lenders and issuing banks. The DIP Credit Agreement, as amended, has been approved by the Bankruptcy Court. The aggregate amount of the facility is presently $1,550, including a $650 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $900 term loan facility.
Case Number: 06-10354 (BRL) (Jointly Administered)

     For a discussion of the terms of the DIP Credit Agreement, see Note 10 to our consolidated financial statements in Item 8 of the 2006 Form 10-K.
     The DIP Credit Agreement requires Dana and its direct and indirect subsidiaries, on a consolidated basis, to maintain (i) a minimum amount of EBITDAR for each period beginning on March 1, 2006 and ending on the last day of each month from May 2006 through March 2008, and (ii) a rolling 12-month cumulative EBITDAR beginning on March 31, 2007 and ending on February 28, 2008, at levels set forth therein. Dana must also maintain minimum availability of $100 under the DIP Credit Agreement at all times.
     The EBITDAR requirement in the DIP Credit Agreement for the period from March 1, 2006 to March 31, 2007 was $175, and the actual EBITDAR for that period was $291. EBITDAR for the first three months of 2007 is calculated as follows:
EBITDAR Calculation

	For the	For the
	Month Ended	Three Months Ended
	March 31, 2007	March 31, 2007
	(in millions)	(in millions)
Net loss	$(37)	$(92)
Plus -
Interest expense	7	18
Income tax expense	(3)	15
Depreciation and amortization expense	23	69
Realignment charges	11	19
Reorganization items, net	10	37
Loss from discontinued operations	56	56
Minority interest	1	3

Less -
Equity in income of affiliates	2	8
Non-recurring items	4	17
Interest income	3	8

EBITDAR	$59	$92

     In January 2007, Dana borrowed an additional $200 under the term loan facility. Based on its borrowing base collateral, Dana had availability under the DIP Credit Agreement at March 31, 2007 of $182 after deducting the $100 minimum availability requirement and $307 for outstanding letters of credit.
Case Number: 06-10354 (BRL) (Jointly Administered)

Canadian Credit Agreement
     In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and an issuing bank, and with JPMorgan Chase Bank, N.A., Toronto Branch and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides for a $100 revolving credit facility, of which $5 is available for the issuance of letters of credit. At March 31, 2007, based on Dana Canada’s borrowing base collateral, it had availability of $59 after deducting the $20 minimum availability requirement and $2 for currently outstanding letters of credit. Dana Canada had no borrowings under this agreement at March 31, 2007.
European Receivables Loan Facility
     In March 2007, certain of Dana’s European subsidiaries received a commitment from GE Leveraged Loans Limited for the establishment of a five-year accounts receivable securitization program, providing up to the euro equivalent of $225 in available financing. Under the financing program, certain of Dana’s European subsidiaries will sell accounts receivable to Dana Europe Financing (Ireland) Limited, a limited liability company incorporated under the laws of Ireland. This entity, as borrower, will pledge those receivables as collateral for short-term loans from GE Leveraged Loans Limited, as administrative agent, and other participating lenders.
Note 4. Liabilities Subject to Compromise
     As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise represent Dana’s estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases and include the liabilities subject to compromise of the discontinued operations. Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court. The terms under which any allowed pre-petition claims will be satisfied will be established by order of the Bankruptcy Court, including any order confirming a plan or plans of reorganization in the Bankruptcy Cases.
     The amount of liabilities subject to compromise reported herein was $4,340 at March 31, 2007. This amount includes an intercompany payable to DCC of $325 which is not eliminated under this basis of presentation. In addition, substantially all of the Debtors’ pre-petition debt is in default due to the bankruptcy filing, and Debtors’ pre-petition debt of $1,585 is also included within liabilities subject to compromise. In accordance with SOP 90-7, following the Filing Date Dana discontinued recording interest expense on debt classified as liabilities subject to compromise. Contractual interest on all debt, including the portion classified as liabilities subject to compromise, amounted to $16 and $45 for the one month and three months ended March 31, 2007.
Case Number: 06-10354 (BRL) (Jointly Administered )

Note 5. Reorganization Items
     SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization expense items for the month of March 2007 consisted of professional fees partially offset by interest income and gains from settlements with suppliers.
     Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by the official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by the Bankruptcy Code and orders of the Bankruptcy Court. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-Debtor subsidiaries and are being paid for such services by the non-Debtor subsidiaries. With respect to the Debtors’ foreign non-Debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-Debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Note 6. Post-petition Accounts Payable
     The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.
See “Schedule 1. Cash Disbursements by Debtors” for post-petition disbursements in March 2007.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)	Schedule 1
Reporting Period: March 1, 2007 — March 31, 2007
Cash Disbursements by Debtors
(Dollars in 000s)

March, 2007
Petitioning Entities:	Case Number:	Disbursements
Dana Corporation	06-10354	$478,550
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360	433
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368	183
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381	342
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390	1
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394	1
Torque-Traction Manufacturing Technologies, LLC	06-10395	73
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

Total Cash Disbursements		$479,583	(a)

(a)	Total disbursements may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order. Disbursements are actual cash disbursements incurred for the month.

In re Dana Corporation, et al.	Schedule 2
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: March 1, 2007 — March 31, 2007
Payroll Taxes Paid

(Dollars in 000s)

FEDERAL				TOTALS
	Liabilities incurred or withheld
FIT	FICA-ER	FICA-EE	FUTA
$7,413	$4,627	$4,627	$812	$17,479

	Deposits released and pending
FIT	FICA-ER	FICA-EE	FUTA
$(7,413)	$(4,627)	$(4,627)	$(812)	$(17,479)

STATE				TOTALS
	Liabilities incurred or withheld
SIT	SUI-ER	SUI-EE	SDI-EE
$2,091	$6,436	$6	$7	$8,540

	Deposits released and pending
SIT	SUI-ER	SUI-EE	SDI-EE
$(2,091)	$(6,436)	$(6)	$(7)	$(8,540)

LOCAL		TOTALS
	Liabilities incurred or withheld
CIT
$488		$488

Deposits released and pending
CIT
$(488)		$(488)

In re Dana Corporation, et al.	Schedule 3
Reporting Period: March 1, 2007 — March 31, 2007
Case No. 06-10354 (BRL) (Jointly Administered)
Post-petition Sales, Use and Property Taxes Paid

(Dollars in 000s)

Tax Authority	State	Type of Tax	Taxes Paid
Alabama Dept of Revenue	AL	Franchise	(A	)
Arkansas Secretary of State	AR	Sales/use	41
California Board of Equalization	CA	Franchise	8
California Board of Equalization	CA	Property	1
City of Bell	CA	Property	5
Connecticut Dept of Revenue	CT	Franchise	(A	)
Florida Dept of Revenue	FL	Sales/use	9
Georgia Secetary of State	GA	Annual Report	(A	)
Illinois Dept of Revenue	IL	Sales/use	5
Indiana Dept of Revenue	IN	Sales/use	16
Indiana Secretary of State	IN	Annual Report	(A	)
Iowa Dept of Revenue	IA	Sales/use	3
Kentucky Dept of Revenue	KY	Sales/use	62
Massachusetts Commonwealth	MA	Annual Report	(A	)
Michigan Dept of Treasury	MI	Sales/use	20
Minnesota Dept of Revenue	MN	Income	2
Mississippi Office of Revenue	MS	Franchise	10
Missouri Dept of Revenue	MO	Sales/use	15
New York State Corporation Tax	NY	Income	1
Noble County Treasurer	IN	Property	17
North Carolina Dept of Revenue	NC	Annual Report	(A	)
North Carolina Dept of Revenue	NC	Franchise	(A	)
Ohio State Treasurer	OH	Miscellaneous	1
Ohio State Treasurer	OH	Sales/use	92
Oklahoma Tax Commission	OK	Franchise	(A	)
Pennsylvania Dept of Revenue	PA	Franchise	7
Pennsylvania Dept of Revenue	PA	Sales/use	(A	)
South Carolina Dept of Revenue	SC	Income	47
South Carolina Dept of Revenue	SC	Sales/use	1
State of Michigan	MI	Single Business	(A	)
State of Utah	UT	Annual Report	(A	)
Tennessee Secretary of State	TN	Annual Report	(A	)
Texas Comptroller	TX	Sales/use	6
Town of Gordonsville	TN	Property	24
Virginia Dept of Taxation	VA	Property	5
Virginia State Corp Commission	VA	Annual Report	(A	)
Washington State Dept of Revenue	WA	Excise	7
West Virginia State Tax Dept	WV	Income	(A	)
Wisconsin Dept of Revenue	WI	Annual Report	(A	)

Total			$431

(A)	Amount paid was less than one thousand dollars